Federated Investors
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

SEMI-ANNUAL REPORT

April 30, 2002

Established 1934

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

John F. Donahue

Chairman

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Stock and Bond Fund, Inc. This balanced fund had its origins in the Income Foundation Fund, which was created in the mid-1930s. For more than six decades, the fund has maintained a balanced position with high-quality common stocks and various bonds--both U.S. government and corporate issues.

The report covers the six-month period from November 1, 2001 through April 30, 2002. First, you will find a discussion with the fund's co-portfolio managers, John Harris, Vice President, Joseph Balestrino, Senior Vice President, and Christopher J. Smith, Vice President, all of Federated Investment Management Company. Following their discussions, which detail both the stock and bond markets and the fund's strategies, are a series of performance charts, a complete listing of the fund's holdings, and the financial statements.

The fund is managed to help you participate in two fundamental financial markets. This diversification between stocks and bonds can help reduce overall risk in uncertain economic times as you pursue growth of capital and income. The fund's balanced portfolio of 222 stock and bond issues reflects an emphasis on diversification and quality. At the end of the reporting period, the $288.5 million fund's portfolio included 54.4% in stock holdings and 45.6% in bond holdings.

Unlike many pure equity funds that reported negative returns during the six-month reporting period, this diversified stock and bond fund delivered a positive return for all fund share classes for the six-months ended April 30, 2002. In addition, the fund provided shareholders with a good income stream and share values increased over the reporting period.

Individual share class total return performance, including dividends, follows.1

Total Return--December 1, 2001 through May 31, 2002
	Net Asset Value Increase	Income	Total Return
Class A Shares	$17.22 to $17.38 = 0.93%	$0.200	2.08%
Class B Shares	$17.19 to $17.35 = 0.93%	$0.135	1.71%
Class C Shares	$17.15 to $17.31 = 0.93%	$0.136	1.72%

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. Remember, if you are not already doing so, it is easy to increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly dividends automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

John F. Donahue

John F. Donahue
Chairman
June 15, 2002

1 Performance quoted is based on net asset value. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B and C shares based on offering price (i.e., less any applicable sales charge) were (3.52)%, (3.79)% and 0.72%, respectively.

Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

John Harris

Vice President

Federated Investment Management Company

Joseph Balestrino

Senior Vice President

Federated Investment Management Company

Christopher J. Smith

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the stock and bond markets during the first half of the fund's fiscal year?

STOCKS

Stock prices continued to rally early in the period before moving sideways for the remainder of the six-month reporting period. "Value" stocks outperformed "growth" stocks due largely to strong performance within traditional value sectors such as Finance and Energy, together with weak performance in growth sectors like Information Technology and Health Care. The higher returns for value stocks continued, a trend that began in the summer of 2000 following the steep decline in technology stock prices.

BONDS

Interest rates have been on the rise over the past six months after reaching a cyclical bottom in late October of last year. We went from a period of considerable worry about the U.S. economy and turmoil in the financial markets shortly after September 11 to a period of calmer and increasingly more optimistic expectations for the economy. Federal Reserve Board (the "Fed") officials attempted to calm fears in the bond market of an imminent Fed tightening by indicating that economic recovery was by no means fully underway, and the U.S. economy had plenty of slack to handle increasing aggregate demand. Nevertheless, bond investors remained uneasy.

"Spread bonds" (i.e., corporate bonds, mortgage-backed securities and asset-backed securities) turned in a good six-month period on a relative basis, outperforming similar duration: Treasury issues by a wide margin.1 The Lehman Brothers Aggregate Bond Index had excess returns totaling 0.50% in the November 2001 to April 2002 period compared to similar duration Treasury securities.2 Asset-backed securities turned in impressive excess returns of 122 basis points over the past six months on the heels of strong demand for asset-backed securities from collateralized bond obligations.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Lehman Brothers Aggregate Bond Index is an index of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; publicly issued, fixed-rate, non-convertible, domestic bonds of companies in industry, public utilities, and finance. The index is unmanaged, and investments cannot be made in an index.

How did the fund perform for its shareholders?

For the six-month reporting period, the fund's A, B and C share classes produced total returns of 2.08%, 1.71%, and 1.72%, respectively, based on net asset value. These returns were slightly lower than the 2.12% total return of the average balanced fund as represented by the Lipper Balanced Funds Average.3 The S&P 500 Index returned 2.31% over the reporting period, and the Lehman Brothers Aggregate Bond Index had a total return of (0.01)% for the six months ended April 30, 2002.4

Within the stock portion, management attempts to position the fund to benefit from longer market trends, such as the higher returns for value stocks that have existed since the summer of 2000. This approach will sometimes result in a lower turnover rate within the stock holdings. This lower turnover is a product of market conditions and management expectations rather than a specific objective of the fund.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges.

4 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

A good example of this approach is the last six months. During this time period, the stock portion of the fund outperformed the S&P 500 Index, even though there were no significant changes to the stock portfolio. The fund's positive performance over the reporting period resulted partly from a bias in favor of value stocks that was maintained in the portfolio for the entire six-month period. Performance was also increased by our focus on certain industries such as automobiles, commercial services, health care equipment and insurance. Examples of some of the larger individual holdings that contributed significantly to returns during the period were: United Health Group (up 34%), CIGNA Corp. (up 50%), First Data Corp. (up 18%), Washington Mutual (up 25%), and Allstate (up 27%).

On the downside, a factor which caused a drag on the fund's performance was our conservative stock allocation that was slightly under the 60% benchmark during the strong rally in the early fall of 2001. Performance was also adversely impacted by a steep price decline in one of the fund's largest holdings, Tyco International. Tyco was one of many stocks that experienced steep price declines due to increased investor concerns about corporate accounting following the Enron bankruptcy.

Did you make any adjustments to the fund's duration and why?

We actively managed the portfolio's duration to take advantage of long- and short-term trends in the bond market. Our long-term strategy is that we are neutral on the bond market over the next six months. In other words, at this stage in the economic cycle, we see the chance of higher rates about the same as the chance for lower interest rates. Tactically, we shortened the bond portfolio in late February 2002 to a neutral position to avoid the big, temporary run-up in interest rates during March, then lengthened out again at the end of the month. The duration of the bond portion of the fund stood at 4.7 years at the end of April.

What were the fund's top ten holdings as of April 30, 2002, and how were the fund's holdings diversified by industry and quality?

The top stock holdings and sector weightings were as follows:

STOCKS

Security Name	Percentage of Stock Portfolio
First Data Corp.	2.5%
Microsoft Corp.	2.5%
Loews Corp.	2.0%
United Health Group, Inc.	1.9%
General Electric Co.	1.8%
Chevron Texaco Corp.	1.8%
Washington Mutual, Inc.	1.8%
Intel Corp.	1.7%
HealthSouth Corp.	1.7%
Philip Morris Cos., Inc.	1.6%
TOTAL OF STOCK PORTFOLIO	19.3%

SECTOR WEIGHTINGS

Asset Class	Percentage of Stock Portfolio	Percentage of S&P 500 Index
Financials	13.7%	19.1%
Health Care	13.1%	14.2%
Information Technology	11.6%	15.2%
Industrials	10.3%	10.7%
Consumer Staples	10.0%	9.8%
Consumer Discretionary	8.9%	13.7%
Energy	8.9%	7.0%
Utilities	3.5%	3.3%
Telecommunications	3.0%	4.1%
Materials	2.0%	2.9%

The top bond holdings and ratings of its corporate bond holdings were as follows:

BONDS

Security Name	Percentage of Bond Portfolio
U.S. Treasury Note, 5.75%, due 4/30/2003	15.6%
U.S. Treasury Note, 3.5% due 11/15/2006	10.9%
U.S. Treasury Note, 6.5% due 8/15/2005	4.1%
U.S. Treasury Bond, 6.875% due 8/15/2025	3.5%
U.S. Treasury Bond, 7.25% due 5/15/2016	3.2%
U.S. Treasury Bond, 6.25% due 5/15/2030	2.6%
Federal Home Loan Mortgage Corp. Note, 5.75% due 4/15/2008	2.3%
U.S. Treasury Note, 11.25% due 2/15/2015	2.3%
Verizon Global Funding, 7.25% due 2/1/2010	1.7%
Pemex Project Funding, 9.125% due 10/13/2010	1.7%
TOTAL PERCENTAGE OF BOND PORTFOLIO	47.9%

Quality Composition (corporate holdings)	Percentage of Bond Portfolio
AAA	64.0%
AA	1.2%
A	9.0%
BBB	14.4%
BB & Lower	11.4%

As we approach mid-year, what is your outlook for the stock and bond markets?

STOCKS

Federated remains bullish on the outlook for U.S. equities and continues to believe that the lows of September 2001 will turn out to be the bottom of the bear market. Given the improvement in corporate profits, which we expect, we also look for a sustained run-up in stocks over the next several months. Going forward, we expect returns to be closer to historical averages than to the outsized gains of the late 1990s.

BONDS

Our outlook for the bond market is that investors will be well served to take home a healthy coupon from spread bonds, both investment grade and non-investment grade. So the environment should be fairly good for bond investors. We expect that interest rates will be trendless, and basically trading in a range of 5.5%-6.0% on the long bond. We see a limited chance that the Fed will further tighten this year, as was clear in the March minutes of the Federal Open Market Committee meeting. The Fed only controls the overnight Federal Funds Target Rate, however, leaving the longer term markets under the control of investors. And that implies that the longer term markets will remain susceptible to wildly changing expectations about monetary policy on the heels of new economic news throughout the year. With all the crosscurrents in the economy at this stage, our expectation is for the U.S. economy to grow in fits and starts, but basically muddle along. A repeat of the surge in economic growth during the late 1990s appears unlikely.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $34,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $478,660 on 4/30/02. You would have earned an 8.26%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/02, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (3.55)%, 6.53%, and 8.74%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (8/30/96) total returns were (4.14)%, 6.65%, and 8.23%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/19/93) total returns were 0.34%, 6.93%, and 8.28%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 33 years (reinvesting all dividends and capital gains) grew to $240,378.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $34,000, but your account would have reached a total value of $240,3781 by 4/30/02. You would have earned an average annual total return of 9.76%.

A practical investment plan helps you pursue long term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

FIFTY YEARS OF INVESTMENT

Many current shareholders may find this 50-year record of investment of great interest because it encompasses periods of significant triumph and turmoil--conflicts in Korea and Vietnam, President Kennedy's assassination, the moon walk, the Challenger explosion, the OPEC oil crisis, strong economic growth from the 1980s through 2000, periods of high unemployment and full employment, double-digit inflation and zero inflation, etc. This 50-year period certainly is a prologue to the future. The U.S. economy and the stock and bond markets have always functioned to allow investors to benefit from interest on bonds and capital appreciation from the stocks of great American corporations. Let's look at how an initial investment of $1,000 performed over the past 50 years--as Income Foundation Fund from 1952 to 1968, and as Federated Stock and Bond Fund, Inc. thereafter.

If you had made an initial investment of $1,000 in Federated Stock and Bond Fund, Inc. on 3/14/52, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $71,085 on 4/30/02 which represents an average annual total return of 8.88%.1

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains distributions, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares ($1,000 minus $55 sales charge = $945). Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund declares and pays dividends quarterly. March 14, 1952 is a declared dividend date.

2 Federated began serving as the Fund's adviser in 1956. The Fund was renamed Federated Stock and Bond Fund, Inc. on December 31, 1968.

Portfolio of Investments

April 30, 2002 (unaudited)

Shares			Value
		STOCKS--54.4%
		COMMON STOCKS--46.1%
		Consumer Discretionary--4.8%
54,585	[1]	AOL Time Warner, Inc.	$1,038,207
76,300	[1,2]	Charter Communications, Inc., Class A	624,897
8,840	[1]	Clear Channel Communications, Inc.	415,038
13,080	[1]	Comcast Corp., Special Class A	349,890
33,500	[1]	Federated Department Stores, Inc.	1,330,955
35,519		Ford Motor Co.	568,304
12,498	[2]	General Motors Corp.	801,747
17,916		General Motors Corp., Class H	268,382
26,600		Johnson Controls, Inc.	2,294,250
25,430	[2]	Koninklijke (Royal) Philips Electronics NV, ADR	788,584
20,800	[2]	News Corp. Ltd., PFD ADR	460,928
17,900	[2]	TRW, Inc.	985,037
28,900	[1]	Viacom, Inc., Class A	1,362,057
44,640		Wal-Mart Stores, Inc.	2,493,590

		TOTAL	13,781,866

		Consumer Staples--5.4%
5,600		Anheuser-Busch Companies., Inc.	296,800
9,080		Colgate-Palmolive Co.	481,331
36,500		General Mills, Inc.	1,607,825
34,900		Kimberly-Clark Corp.	2,272,688
50,700		Loews Corp.	3,039,465
18,280		PepsiCo, Inc.	948,732
46,600		Philip Morris Cos., Inc.	2,536,438
87,300		Sara Lee Corp.	1,849,014
54,700		UST, Inc.	2,177,060
4,200		Unilever N.V., ADR	271,740

		TOTAL	15,481,093

Shares			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Energy--4.8%
31,500		Ashland, Inc.	$1,286,145
32,506		ChevronTexaco Corp.	2,818,595
31,900	[2]	ENSCO International, Inc.	1,076,944
49,930		Exxon Mobil Corp.	2,005,688
11,500		Kerr-McGee Corp.	687,700
51,500		Marathon Oil Corp.	1,496,590
38,640		Phillips Petroleum Co.	2,311,058
32,800		Royal Dutch Petroleum Co., ADR	1,714,128
7,025		Schlumberger Ltd.	384,619

		TOTAL	13,781,467

		Financials--7.5%
15,100		Allmerica Financial Corp.	753,641
58,900		Allstate Corp.	2,340,686
10,400		American Express Co.	426,504
735		American International Group, Inc.	50,803
31,680		Bank of America Corp.	2,296,166
16,478	[2]	Bear Stearns Cos., Inc.	1,020,647
1,756		Citigroup, Inc.	76,035
8,300		Fannie Mae	655,119
8,930		Freddie Mac	583,575
20,700		Lincoln National Corp.	991,530
46,650		MBIA, Inc.	2,515,835
14,410		MBNA Corp.	510,835
9,000		Marsh & McLennan Cos., Inc.	909,720
1,555		Mellon Financial Corp.	58,717
21,400		Morgan Stanley, Dean Witter, & Co.	1,021,208
34,100		PNC Financial Services Group	1,880,615
15,187		Schwab (Charles) Corp.	172,980
39,900		Wachovia Corp.	1,517,796
73,650		Washington Mutual, Inc.	2,778,815
15,555		Wells Fargo & Co.	795,638

		TOTAL	21,356,865

Shares			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Healthcare--7.1%
45,800		Abbott Laboratories	$2,470,910
10,900	[1]	Amgen, Inc.	576,392
35,730		Baxter International, Inc.	2,033,037
46,180		Bristol-Myers Squibb Co.	1,329,984
17,400		CIGNA Corp.	1,896,600
2,820		Cardinal Health, Inc.	195,285
169,800	[1]	HealthSouth Corp.	2,563,980
33,000		Merck & Co., Inc.	1,793,220
68,246		Pfizer, Inc.	2,480,742
24,813		Pharmacia Corp.	1,023,040
2,280		Schering Plough Corp.	62,244
34,100		UnitedHealth Group, Inc.	2,994,321
12,520		Wyeth	713,640
4,618	[1]	Zimmer Holdings, Inc.	160,291

		TOTAL	20,293,686

		Industrials--5.6%
48,400		Block (H&R), Inc.	1,941,808
50,000		First Data Corp.	3,974,500
90,170		General Electric Co.	2,844,863
21,200		Ingersoll-Rand Co., Class A	1,058,940
20,000		Northrop Grumman Corp.	2,413,200
35,600	[2]	Parker-Hannifin Corp.	1,778,220
15,000		Textron, Inc.	737,700
20,800		Union Pacific Corp.	1,181,440

		TOTAL	15,930,671

		Information Technology--6.3%
20,110	[1]	Applied Materials, Inc.	489,075
2,300	[1,2]	Broadcom Corp.	79,350
39,100	[1]	Cisco Systems, Inc.	572,815
44,000		Compaq Computer Corp.	446,600
17,400	[1]	Computer Sciences Corp.	780,390
19,300	[1]	Dell Computer Corp.	508,362
Shares			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Information Technology--continued
28,885	[1]	EMC Corp.	$264,009
23,200		Electronic Data Systems Corp.	1,258,832
90,535		Intel Corp.	2,590,206
23,400		International Business Machines Corp.	1,959,984
14,540	[1]	JDS Uniphase Corp.	63,104
46,385	[1,2]	Lucent Technologies, Inc.	213,371
75,300	[1]	Microsoft Corp.	3,935,178
21,500		Motorola, Inc.	331,100
34,375	[1,2]	Nortel Networks Corp.	116,875
72,710		Oracle Corp.	730,008
9,910		Palm, Inc.	31,415
8,000		Qualcomm, Inc.	241,280
5,000		Siebel Systems, Inc.	120,950
80,800	[1]	Storage Technology Corp.	1,662,864
56,350	[1]	Sun Microsystems, Inc.	460,943
10,400	[1]	Tellabs, Inc.	88,296
20,120		Texas Instruments, Inc.	622,312
14,155	[1]	Veritas Software Corp.	401,153

		TOTAL	17,968,472

		Materials--1.1%
22,200		Du Pont (E.I.) de Nemours & Co.	987,900
26,400		International Paper Co.	1,093,752
18,300		PPG Industries, Inc.	957,273

		TOTAL	3,038,925

		Telecommunication Services--1.6%
52,340		AT&T Corp.	686,701
16,843	[1]	AT&T Wireless Services, Inc.	150,745
13,600	[1,2]	NEXTEL Communications, Inc., Class A	74,936
21,900		Qwest Communications International, Inc.	110,157
32,600		SBC Communications, Inc.	1,012,556
23,400		Sprint Corp. (FON Group)	370,890
52,976		Verizon Communications	2,124,867
1,632	[2]	WorldCom, Inc. - MCI Group	6,122
40,805	[1,2]	Worldcom, Inc. -- WorldCom Group	101,156

		TOTAL	4,638,130

Shares or Principal Amount			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Utilities--1.9%
12,000		Duke Energy Corp.	$459,960
39,300	[1]	Edison International	713,295
50,100		Entergy Corp.	2,324,640
3,300		FPL Group, Inc.	209,517
20,600		Public Service Enterprises Group, Inc.	954,810
32,100		Reliant Energy, Inc.	814,698

		TOTAL	5,476,920

		TOTAL COMMON STOCKS (IDENTIFIED COST $119,022,907)	131,748,095

		FUTURES CONTRACT COLLATERAL--8.3%[3]
15,000,000		United States Treasury Bill, 6/27/2002	14,964,600
8,700,000		United States Treasury Bill, 7/5/2002	8,675,901

		TOTAL FUTURES CONTRACT COLLATERAL (IDENTIFIED COST $23,631,501)	23,640,501

		TOTAL STOCKS (IDENTIFIED COST $142,654,408)	155,388,596

		ASSET-BACKED SECURITIES--0.5%
962,754	[4]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	991,482
62,161	[4]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	55,945
242,280	[4]	Option One Mortgage Securities Corp. 2001-3 CTFS, 9.66%, 9/26/2031	242,502
209,952	[4]	SMFC Trust Asset-Backed Certificates, Series 1997- A4, Class B1-4, 7.49%, 1/28/2025	163,763

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,456,713)	1,453,692

		CORPORATE BONDS--9.9%
		Aerospace & Defense--0.2%
50,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	56,291
500,000		Raytheon Co., Note, 6.30%, 3/15/2005	512,360

		TOTAL	568,651

		Air Transportation--0.1%
55,789		Northwest Airlines Pass, Pass Thru Cert., 7.575%, Series 992A, 3/1/2019	57,274
255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	262,013

		TOTAL	319,287

Principal Amount			Value
		CORPORATE BONDS--continued
		Automotive--0.2%
$500,000		General Motors Corp., Note, 7.20%, 1/15/2011	$508,315

		Banking--1.0%
750,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/15/2005	762,075
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/1/2009	61,407
993,356	[4]	Regional Diversified Funding, 9.25%, 3/15/2030	1,053,704
1,100,000		US Bank N.A., 6.30%, 2/4/2014	1,087,471

		TOTAL	2,964,657

		Broadcast Radio & TV--0.2%
500,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	474,015

		Cable Television--0.1%
250,000		Cox Communications Inc., MTN, 6.69%, 9/20/2004	256,005

		Chemicals & Plastics--0.1%
400,000	[4]	Fertinitro Finance, Company Guarantee, 8.29%, 4/1/2020	274,844

		Consumer Products--0.3%
700,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	784,000

		Ecological Services & Equipment--0.4%
1,000,000		Waste Management, Deb., 8.75%, 5/1/2018	1,076,240

		Finance--0.0%
1,000		Arcadia Financial Ltd., 11.500%, 3/15/2007	10

		Finance - Automotive--0.3%
500,000		Ford Motor Credit Corp., Note, 7.375%, 10/28/2009	504,495
500,000		General Motors Acceptance, 7.50%, 7/15/2005	527,150

		TOTAL	1,031,645

		Finance - Retail--0.0%
45,000		Household Finance Corp., Sr. Note, 5.875%, 2/1/2009	43,182

		Financial Intermediaries--0.1%
250,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	246,940

		Financial Services--0.0%
45,000		Associates Corp. of North America, Sr. Note, 5.50%, 2/15/2004	46,400
30,000		Heller Financial, Inc., Note, 7.375%, 11/1/2009	32,219
55,000		Newcourt Credit Group, Inc., Company Guarantee, Series B1, 6.875%, 2/16/2005	53,586

		TOTAL	132,205

Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Drug Retailers--0.3%
$125,000		Meyer (Fred), Inc., Company Guarantee, 7.45%, 3/1/2008	$133,732
750,000		Safeway, Inc., Note, 7.25%, 9/15/2004	794,948

		TOTAL	928,680

		Food Products--0.3%
250,000		General Mills, Inc., 6.00%, 2/15/2012	243,077
300,000		Kellogg Co., 6.60%, 4/1/2011	308,871
400,000		Kraft Foods, Inc., 5.625%, 11/1/2011	387,792

		TOTAL	939,740

		Forest Products--0.1%
150,000		Pope & Talbot, Inc., Deb., 8.375%, 6/1/2013	138,750
250,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	255,752

		TOTAL	394,502

		Insurance--1.0%
250,000		Delphi Financial Group, Note, 8.00%, 10/1/2003	258,417
1,250,000		Delphi Funding, 9.31%, 3/25/2027	939,525
750,000	[4]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	770,588
150,000	[4]	Providian Capital I, Bank Guarantee, 9.525%, 2/1/2027	31,125
750,000	[4]	Union Central Life Insurance Co, Note, 8.20%, 11/1/2026	742,748

		TOTAL	2,742,403

		Leisure & Entertainment--0.7%
850,000		International Speedway Co, 7.875%, 10/15/2004	885,241
1,015,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	1,052,514

		TOTAL	1,937,755

		Metals & Mining--0.2%
500,000	[4]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	508,925

		Oil & Gas--0.5%
250,000		Conoco, Inc., 5.45%, 10/15/2006	252,375
70,000	[1]	Enron Corp., 7.375%, Bond, 5/15/2019	8,750
50,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	49,289
1,000,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	1,099,520
35,000		Petro-Canada, Inc., Deb., 7.00%, 11/15/2028	33,215

		TOTAL	1,443,149

Principal Amount			Value
		CORPORATE BONDS--continued
		Pharmaceutical--0.3%
$750,000		Wyeth, Note, 7.90%, 2/15/2005	$817,823

		Printing & Publishing--0.3%
500,000		News America Holdings, Inc., 9.25%, 2/1/2013	570,925
250,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	257,365

		TOTAL	828,290

		Rail Industry--0.1%
200,000		Canadian Pacific Railroad, 6.25%, 10/15/2011	197,984

		Real Estate--0.5%
675,000		EOP Operating LP, 7.375%, 11/15/2003	703,310
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	45,690
600,000		Sun Communities, Inc., MTN, 6.77%, 5/16/2005	605,178

		TOTAL	1,354,178

		Retailers--0.4%
1,250,000		Shopko Stores, Sr. Note, 9.25%, 3/15/2022	1,021,875
200,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	219,322

		TOTAL	1,241,197

		Sovereign--0.1%
35,000		Manitoba, Province of, Deb., Series C2, 6.75%, 3/1/2003	36,197
250,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	280,745

		TOTAL	316,942

		State/Provincial--0.1%
650,000		New South Wales, State of, Local Gov't. Guarantee, 6.50%, 5/1/2006	357,324

		Supranational--0.1%
300,000		Corp Andina De Fomento, Sr. Note, 7.375%, 1/18/2011	311,547

		Telecommunications & Cellular--1.3%
200,000		CenturyTel, Inc., 8.375%, 10/15/2010	206,274
250,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	269,625
50,000		Insight Midwest LP, Sr. Note, 9.75%, 10/1/2009	52,000
500,000		LCI International, Inc., Sr. Note, 7.25%, 6/15/2007	395,625
750,000		MetroNet Communications Corp., Sr. Note, 10.625%, 11/1/2008	123,750
1,000,000	[4]	Sprint Capital Corp., 8.75%, 3/15/2032	983,150
400,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	445,000
1,100,000		Verizon Global Funding, Note, 7.25%, 12/1/2010	1,125,971

		TOTAL	3,601,395

Principal Amount			Value
		CORPORATE BONDS--continued
		Utilities--0.6%
$200,000		Arizona Public Service Co, 6.375%, 10/15/2011	$196,690
100,000		CMS Energy Corp., Sr. Note, 8.375%, 7/1/2003	102,034
75,000		Calpine Corp., Sr. Note, 7.75%, 4/15/2009	64,500
250,000		FirstEnergy Corp., 6.45%, 11/15/2011	234,915
250,000		FirstEnergy Corp., 7.375%, 11/15/2031	233,400
750,000		Homer City Funding LLC, Sr. Secd. Note, 8.734%, 10/1/2026	720,949
25,000		NRG Energy, Inc., Bond, 8.00%, 11/01/2003	24,094

		TOTAL	1,576,582

		TOTAL CORPORATE BONDS (IDENTIFIED COST $29,897,712)	28,178,412

		GOVERNMENT AGENCIES--1.2%
1,000,000	[2]	Federal Home Loan Mortgage Corp., 3.250%, 11/15/2004	986,690
500,000	[2]	Federal Home Loan Mortgage Corp., 5.500%, 9/15/2011	492,915
1,500,000	[2]	Federal Home Loan Mortgage Corp., 5.750%, 4/15/2008	1,548,390
500,000	[2]	Federal National Mortgage Association, 4.375%, 10/15/2006	493,875

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $3,388,992)	3,521,870

		FOREIGN GOVERNMENTS--0.1%
		Sovereign--0.1%
550,000		Canada, Government of, Series WU42, 5.00%, 9/01/2004	356,898

		TOTAL FOREIGN GOVERNMENTS (IDENTIFIED COST $359,850)	356,898

		MORTGAGE BACKED SECURITIES--0.2%
214,364		Federal Home Loan Mortgage Corp., 6.500%, 7/1/2014 - 5/1/2029	218,464
33,424		Federal National Mortgage Association, 9.500%, 2/1/2025	36,286
49,442		Federal National Mortgage Association, 7.500%, 4/1/2028 - 9/1/2029	51,905
111,642		Federal National Mortgage Association, 7.000%, 10/1/2014 - 8/1/2029	115,397
60,813		Federal National Mortgage Association, 6.000%, 10/1/2028	60,528
28,344		Government National Mortgage Association, 8.000%, 12/15/2023	30,506
16,667		Government National Mortgage Association, 7.500%, 5/15/2028	17,547
36,472		Government National Mortgage Association, 7.000%, 4/15/2023	37,999
18,527		Government National Mortgage Association, 6.500%, 9/15/2028	18,862

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $566,832)	587,494

		U.S. TREASURY--11.2%
		Treasury Securities--11.2%
1,000,000		United States Treasury Bond, 11.250%, 2/15/2015	1,531,780
790,000		United States Treasury Bond, 8.750%, 5/15/2017	1,039,814
750,000	[2]	United States Treasury Bond, 8.125%, 5/15/2021	957,990
1,850,000		United States Treasury Bond, 7.250%, 5/15/2016	2,146,074
Principal Amount or Shares			Value
		U.S. TREASURY--continued
		Treasury Securities--continued
$2,000,000	[2]	United States Treasury Bond, 6.875%, 8/15/2025	$2,287,220
1,600,000		United States Treasury Bond, 6.250%, 5/15/2030	1,719,184
700,000		United States Treasury Note, 7.875%, 11/15/2004	772,331
2,500,000		United States Treasury Note, 6.500%, 8/15/2005	2,695,650
10,000,000		United States Treasury Note, 5.750%, 4/30/2003	10,343,600
300,000		United States Treasury Note, 4.875%, 2/15/2012	294,942
1,000,000		United States Treasury Note, 4.750%, 11/15/2008	996,700
7,500,000	[2]	United States Treasury Note, 3.500%, 11/15/2006	7,224,600

		TOTAL U.S. TREASURY (IDENTIFIED COST $31,672,759)	32,009,885

		MUTUAL FUNDS--23.5%
		High Yield Bond--3.0%
1,308,500	[5]	High Yield Bond Portfolio	8,623,016

		Mortgage Backed Securities--14.7%
4,140,164	[6]	Federated Mortgage Core Portfolio	41,981,259

		Money Market Fund--5.8%
16,392,482		Prime Value Obligations Fund, Series IS	16,392,482

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $65,507,224)	66,996,757

		TOTAL INVESTMENTS (IDENTIFIED COST $275,504,490)[7]	$288,493,604

1 Non-income producing security.

2 Certain principal amount on loan to broker.

3 Treasury bills held as collateral from S&P 500 contracts.

4 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At April 30, 2002, these securities amounted to $5,818,776 which represents 2.0% of net assets.

5 The High Yield Bond Portfolio is a diversified portfolio of below investment grade bonds.

6 The Federated Mortgage Core Portfolio is a diversified portfolio of mortgage-backed securities.

7 The cost of investments for generally accepted accounting principles is $275,504,490. The cost of investments for federal tax purposes amounts to $275,504,413. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $12,989,191 which is comprised of $36,464,623 appreciation and $23,475,432 depreciation at April 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($285,474,390) at April 30, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
INS	--Insured
MBIA	--Municipal Bond Investors Assurance
MTN	--Medium Term Notes
PCs	--Participation Certificates

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

April 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $275,504,490)		$288,493,604
Cash held as collateral for securities lending		20,138,159
Income receivable		1,199,493
Receivable for investments sold		304,182
Receivable for shares sold		240,016
Receivable for daily variation margin		255,225

TOTAL ASSETS		310,630,679

Liabilities:
Payable for investments purchased	$4,551,890
Payable for shares redeemed	342,288
Payable to bank	11,319
Payable for collateral due to broker	20,138,159
Accrued expenses	112,633

TOTAL LIABILITIES		25,156,289

Net assets for 16,436,271 shares outstanding		$285,474,390

Net Assets Consist of:
Paid in capital		$279,050,760
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency translations		11,828,940
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(5,493,282)
Undistributed net investment income		87,972

TOTAL NET ASSETS		$285,474,390

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($192,671,051 ÷ 11,083,810 shares outstanding)		$17.38

Offering price per share (100/94.50 of $17.38)[1]		$18.39

Redemption proceeds per share		$17.38

Class B Shares:
Net asset value per share ($67,943,540 ÷ 3,916,047 shares outstanding)		$17.35

Offering price per share		$17.35

Redemption proceeds per share (94.50/100 of $17.35)[1]		$16.40

Class C Shares:
Net asset value per share ($24,859,799 ÷ 1,436,414 shares outstanding)		$17.31

Offering price per share		$17.31

Redemption proceeds per share (99.00/100 of $17.31)[1]		$17.14

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended April 30, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $5,828)			$2,730,438
Interest (including income on securities loaned of $4,541)			2,114,787

TOTAL INCOME			4,845,225

Expenses:
Investment adviser fee		$980,909
Administrative personnel and services fee		104,093
Custodian fees		12,735
Transfer and dividend disbursing agent fees and expenses		147,965
Directors'/Trustees' fees		5,121
Auditing fees		2,976
Legal fees		1,523
Portfolio accounting fees		47,548
Distribution services fee--Class B Shares		243,674
Distribution services fee--Class C Shares		92,899
Shareholder services fee--Class A Shares		233,863
Shareholder services fee--Class B Shares		81,225
Shareholder services fee--Class C Shares		30,967
Share registration costs		24,014
Printing and postage		29,067
Insurance premiums		623
Taxes		10,935
Miscellaneous		6,990

TOTAL EXPENSES		2,057,127

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(1,607)
Fees paid indirectly from directed broker arrangements	(3,599)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(5,206)

Net expenses			2,051,921

Net investment income			2,793,304

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments and foreign currency transactions			(1,847,857)
Futures contracts			668,436

Net realized loss on investments, futures contracts and foreign currency transactions			(1,179,421)

Net change in unrealized appreciation of investments, futures and translation of assets and liabilities in foreign currency transactions			3,189,373

Net realized and unrealized gain on investments, futures and foreign currency transactions			2,009,952

Change in net assets resulting from operations			$4,803,256

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 4/30/2002	Year Ended 10/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,793,304	$6,116,829
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(1,179,421)	(2,997,934)
Net change in unrealized appreciation of investments, futures contracts and translations of assets and liabilities in foreign currency	3,189,373	(12,090,266)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,803,256	(8,971,371)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,107,041)	(5,036,126)
Class B Shares	(494,315)	(1,157,749)
Class C Shares	(193,129)	(501,484)
Distributions from net realized gain on investments
Class A Shares	--	(4,337,565)
Class B Shares	--	(1,251,723)
Class C Shares	--	(547,954)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,794,485)	(12,832,601)

Share Transactions:
Proceeds from sale of shares	49,078,125	131,015,270
Net asset value of shares issued to shareholders in payment of distributions declared	2,486,342	11,390,462
Cost of shares redeemed	(28,042,029)	(108,701,295)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	23,522,438	33,704,437

Change in net assets	25,531,209	11,900,465

Net Assets:
Beginning of period	259,943,181	248,042,716

End of period (including undistributed net investment income of $87,972 and $89,021, respectively)	$285,474,390	$259,943,181

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended October 31,
	4/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$17.22	$18.78	$18.71	$19.14	$20.46	$18.96
Income From Investment Operations:
Net investment income	0.18 [1]	0.48	0.55	0.55	0.65	0.63
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.18 [1]	(1.04)	0.48	0.45	1.37	3.34

TOTAL FROM INVESTMENT OPERATIONS	0.36	(0.56)	1.03	1.00	2.02	3.97

Less Distributions:
Distributions from net investment income	(0.20)	(0.53)	(0.54)	(0.53)	(0.69)	(0.56)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)

TOTAL DISTRIBUTIONS	(0.20)	(1.00)	(0.96)	(1.43)	(3.34)	(2.47)

Net Asset Value, End of Period	$17.38	$17.22	$18.78	$18.71	$19.14	$20.46

Total Return[2]	2.08%	(3.12)%	5.79%	5.35%	11.09%	23.02%

Ratios to Average Net Assets:
Expenses	1.24%[3]	1.31%	1.29%	1.25%	1.25%	1.21%

Net investment income	2.26%[1,3]	2.64%	2.98%	2.85%	3.30%	3.06%

Expense waiver/reimbursement[5]	0.00%[3,4]	0.00%[4]	0.00%[4]	--	0.07%	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$192,671	$175,854	$177,236	$209,985	$196,149	$162,780

Portfolio turnover	12%	28%	26%	46%	53%	87%

1 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discounts/amortizing premium on long-term debt securities. For the six months ended April 30, 2002, this change had no effect on the net investment income per share, net realize and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 Amount is less than 0.01%.

5 This expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended October 31,
	4/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$17.19	$18.75	$18.68	$19.10	$20.45	$18.96
Income From Investment Operations:
Net investment income	0.15 [1]	0.35	0.41	0.42	0.50	0.51
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.15 [1]	(1.05)	0.49	0.45	1.37	3.34

TOTAL FROM INVESTMENT OPERATIONS	0.30	(0.70)	0.90	0.87	1.87	3.85

Less Distributions:
Distributions from net investment income	(0.14)	(0.39)	(0.41)	(0.39)	(0.57)	(0.45)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)

TOTAL DISTRIBUTIONS	(0.14)	(0.86)	(0.83)	(1.29)	(3.22)	(2.36)

Net Asset Value, End of Period	$17.35	$17.19	$18.75	$18.68	$19.10	$20.45

Total Return[2]	1.71%	(3.85)%	5.02%	4.63%	10.26%	22.20%

Ratios to Average Net Assets:

Expenses	1.99%[3]	2.06%	2.04%	2.00%	2.00%	1.96%

Net investment income	1.51%[1,3]	1.89%	2.26%	2.10%	2.55%	2.31%

Expense waiver/reimbursement[5]	0.00%[3,4]	0.00%[4]	0.00%[4]	--	0.07%	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$67,944	$60,058	$48,898	$53,154	$26,487	$4,622

Portfolio turnover	12%	28%	26%	46%	53%	87%

1 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discounts/amortizing premium on long-term debt securities. For the six months ended April 30, 2002, this change had no effect on the net investment income per share, net realize and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 Amount is less than 0.01%.

5 This expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended October 31,
	4/30/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$17.15	$18.70	$18.63	$19.07	$20.42	$18.96
Income From Investment Operations:
Net investment income	0.15 [1]	0.35	0.41	0.42	0.50	0.47
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.15 [1]	(1.04)	0.49	0.43	1.37	3.35

TOTAL FROM INVESTMENT OPERATIONS	0.30	(0.69)	0.90	0.85	1.87	3.82

Less Distributions:
Distributions from net investment income	(0.14)	(0.39)	(0.41)	(0.39)	(0.57)	(0.45)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)

TOTAL DISTRIBUTIONS	(0.14)	(0.86)	(0.83)	(1.29)	(3.22)	(2.36)

Net Asset Value, End of Period	$17.31	$17.15	$18.70	$18.63	$19.07	$20.42

Total Return[2]	1.72%	(3.81)%	5.04%	4.52%	10.21%	22.08%

Ratios to Average Net Assets:

Expenses	1.99%[3]	2.06%	2.04%	2.00%	2.00%	1.96%

Net investment income	1.51%[1,3]	1.89%	2.26%	2.10%	2.55%	2.31%

Expense waiver/reimbursement[5]	0.00%[3,4]	0.00%[4]	0.00%[4]	--	0.07%	0.16%

Supplemental Data:

Net assets, end of period (000 omitted)	$24,860	$24,032	$21,909	$20,385	$10,312	$1,114

Portfolio turnover	12%	28%	26%	46%	53%	87%

1 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discounts/amortizing premium on long-term debt securities. For the six months ended April 30, 2002, this change had no effect on the net investment income per share, net realize and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 Amount is less than 0.01%.

5 This expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

April 30, 2002 (unaudited)

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in the other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposed as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective November 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and accretes discount and amortizes premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 11/1/2001		For the Six Months Ended 4/30/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Loss
Increase (Decrease)	$(132)	$132	$29	$55	($84)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Funds' policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $3,600,347, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualifies brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of April 30, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$19,636,187	$20,138,159

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. Dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At April 30, 2002, the Fund had outstanding futures contracts as set forth below:

Expiration Date	Contracts to Receive	Position	Unrealized Depreciation
June 2002	83 S&P 500 Index Futures	Long	($1,160,313)

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At April 30, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,750,000,000

Transactions in capital stock were as follows:

	Six Months Ended 4/30/2002		Year Ended 10/31/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,875,752	$33,174,382	5,358,160	$96,551,437
Shares issued to shareholders in payment of distributions declared	105,836	1,864,337	458,679	8,210,047
Shares redeemed	(1,107,963)	(19,611,267)	(5,041,894)	(91,136,905)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	873,625	$15,427,452	774,945	$13,624,579

	Six Months Ended 4/30/2002		Year Ended 10/31/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	743,959	$13,137,369	1,448,528	$26,026,393
Shares issued to shareholders in payment of distributions declared	25,226	444,118	121,740	2,175,979
Shares redeemed	(346,654)	(6,114,706)	(684,832)	(12,256,386)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	422,531	$7,466,781	885,436	$15,945,986

	Six Months Ended 4/30/2002		Year Ended 10/31/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	156,620	$2,766,374	467,771	$8,437,440
Shares issued to shareholders in payment of distributions declared	10,124	177,887	56,347	1,004,436
Shares redeemed	(131,614)	(2,316,056)	(294,155)	(5,308,004)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	35,130	$628,205	229,963	$4,133,872

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,331,286	$23,522,438	1,890,344	$33,704,437

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the six months ended April 30, 2002, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, (and in-kind contributions), for the six months ended April 30, 2002, were as follows:

Purchases	$34,562,871

Sales	$30,680,560

Purchases and sales of long-term U.S. government securities for the six months ended April 30, 2002, were as follows:

Purchases	$83,007,132

Sales	$70,078,492

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8080105 (6/02)